UNITED STATES

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FG NEW AMERICA ACQUISITION CORP.

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On May 13, 2021, Opportunity Financial, LLC (“OppFi”) issued a press release announcind its first quarter 2021 results. In this press release, OppFi mentioned its proposed business combination (the “Business Combination” with FG New America Acquisition Corp. The press release is reproduced below.

***

OppFi Reports First Quarter 2021 Financial Highlights

●	Net Income increased 44% to $24.4 million for first quarter of 2021 vs. 2020
●	Adjusted Net Income increased 48% to $19.3 million for first quarter of 2021 vs. 2020[1]
●	Net Originations up 32% for the first quarter of 2021 vs. 2019, despite impact of 2021 stimulus
●	April 2021 Net Originations more than doubled year-over-year and increased 23% month over month, with higher sequential growth expected in May

CHICAGO, May 13, 2021—Opportunity Financial, LLC (“OppFi" or the “Company”), a leading financial technology platform that powers banks to help the everyday consumer gain access to credit, today reported financial highlights for the first quarter ended March 31, 2021. On February 9, 2021, OppFi and FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition corporation, entered into a definitive agreement for a business combination that would result in OppFi becoming a public company.

“Our strong results in the first quarter of 2021 reinforce our efforts to efficiently serve the overlooked everyday consumer,” stated Jared Kaplan, chief executive officer, OppFi. “During the quarter, credit performance continued to show positive momentum from 2020, which drove improved profitability. Our ongoing artificial intelligence enhancements led to an increase in our auto-approval rate quarter over quarter to 41% from 26%, and we expect it will reach 60% by the end of the year.”

“Our first quarter adjusted revenue of over $84 million was nearly equal to the same period last year, despite the negative impact of governmental stimulus in the 2021 quarter. Demand has accelerated materially since mid-March, and we currently expect that it will continue to build through year end. Return rates and customer bank account balances have also reverted to normalized levels, which we believe are leading indicators of future borrowing demand. Furthermore, with the planned national rollouts of our new products, the economy reopening and consumer spending ramping up, we believe we are well-positioned to capture additional growth,” concluded Kaplan.

First Quarter 2021 versus First Quarter 2020

●	Revenue increased 12.9% to $84.3 million from $74.7 million
●	Adjusted Revenue was $84.3 million from $89.0 million[1]
●	Net Income increased 44.3% to $24.4 million from $16.9 million
●	Adjusted Net Income increased 48.0% to $19.3 million from $13.0 million[1]
●	Adjusted EBITDA increased 29.7% to $32.4 million from $24.9 million[1]

1 Non-GAAP Financial Measures: Adjusted Net Income, Adjusted Revenue and Adjusted EBITDA are financial measures that have not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). See the “Note Regarding Non-GAAP Financial Measures” below for a detailed description and reconciliation of such Non-GAAP financial measures to their most directly comparable GAAP financial measures.

First Quarter Financial Summary

The following table presents a summary of OppFi’s results quarter over quarter.

			Variance (%)
($ in 000s) Unaudited	Q1-21	Q1-20	Q1-21 vs Q1-20
Revenue	$84,257	$74,654	12.9%
Adjusted Revenue[1]	$84,257	$88,970	(5.3%)
Net Income	$24,384	$16,897	44.3%
Adjusted Net Income[1]	$19,256	$13,011	48.0%
Adjusted EBITDA[1]	$32,361	$24,945	29.7%

First Quarter Key Performance Metrics

The following table presents key first quarter metrics.

($ in 000s) Unaudited	Q1-21	Q1-20
Total Net Originations[a]	$99,809	$124,146
% of Originations by Bank Partners	76.1%	65.1%
Net Charge-Offs as % of Average Receivables[b]	30.1%	45.9%
Auto-Approval Rate[c]	41.3%	20.5%
Total Marketing Cost per Funded Loan[d]	$56	$77
Total Marketing Cost per New Funded Loan[d]	$266	$228

a)	Total net originations include both originations by bank partners on the OppFi platform, as well as direct originations by OppFi.
b)	Net charge-offs as a percentage of average receivables (defined as unpaid principal of both on- and off-balance sheet loans) represents total charge offs from the period less recoveries as a percent of average receivables. OppFi charges off loans after they are more than 90 days delinquent.
c)	Auto-Approval Rate is calculated by taking the number of approved loans that are not decisioned by a loan advocate or underwriter (auto-approval) divided by the total number of loans approved.
d)	Marketing Cost per Funded Loan represents marketing cost per funded loan for new and refinanced loans. This metric is the amount of direct marketing costs incurred during a period divided by the number of loans originated during that same period.

Financial Capacity and Capital Resources

As of March 31, 2021, the Company had $77.0 million in unrestricted cash, up $51.3 million from the prior year end, driven by strong free cash flow from operations. As of March 31, 2021, the Company had an additional $300 million of unused debt capacity under its financing facilities for future availability, representing a 66% overall undrawn capacity. Including total financing commitments and cash on the balance sheet, the Company had more than $500 million in funding capacity as of March 31, 2021.

On March 23, 2021, the Company refinanced its corporate debt facility with Atalaya Capital Management at more favorable terms. The facility refinanced existing indebtedness and further increased growth capital.

Recent Developments

OppFi previously announced that it had entered into a business combination agreement with FG New America Acquisition Corp. (NYSE: FGNA). Completion of the proposed business combination is subject to approval by the stockholders of FG New America Acquisition Corp. and certain other conditions. The proposed business combination is expected to close in the second quarter of 2021.

Full Year 2021 Outlook

OppFi reaffirms its financial outlook for the full year 2021. The Company expects:

●	Revenue of approximately $418 million
●	Adjusted EBITDA of approximately $132 million[2]
●	Adjusted Net Income of approximately $66 million[2]

OppFi’s expectations for its full year 2021 revenue, Adjusted EBITDA and Adjusted Net Income were prepared based on various material assumptions, including the following:

●	Ending receivables[3] of approximately $500 million, with the timing of related growth dependent on origination levels returning to pre-COVID levels in the second half of the year. The Company’s original outlook did not contemplate any 2021 government stimulus, and the Company continues to evaluate the trajectory of the recovery. Similar to its financial performance in 2020, the Company believes that any unexpected timing delays in demand should have a subsequent positive offset in credit quality and profitability.
●	Net charge-offs as a percentage of average receivables[3] of approximately 40%
●	Yield consistent with historical levels

First Quarter Results of Operations

The following table presents OppFi’s consolidated results of operations for the quarters ended March 31, 2021 and March 31, 2020:

On January 1, 2021, OppFi transitioned to the fair value accounting method (“FV”) for its receivables from the incurred credit loss application method. The below tables represent income statements that compare year over year performance both as previously reported in the Company’s 2020 audited financial statements, as well as on a pro forma basis for the application of the fair value methodology.

GAAP Income Statements

($ in 000s) Unaudited	Q1-21	Q1-20	Variance (%)
Total Revenue	$84,257	$74,654	12.9%
Total Provision	--	32,000	--
Change in FV	22,395	--	--
Net Revenue	$61,861	$42,654	45.0%
Total Expenses	37,477	25,757	45.5%
EBT [a]	$24,384	$16,897	44.3%

a)	Represents Net Income as OppFi does not have tax provision under its pass-through structure as a limited liability company.

2 Non-GAAP Financial Measures: Adjusted EBITDA and Adjusted Net Income are financial measures that have not been prepared in accordance with GAAP. The Non-GAAP financial measures of Adjusted EBITDA and Adjusted Net Income for the full year 2021 are provided only on a non-GAAP basis because a reconciliation to the most comparable GAAP financial measures, Net Revenue and GAAP Net Income, is not available without unreasonable effort. OppFi believes that such item and, accordingly, the other items of the reconciliation, would require an unreasonable effort to predict with reasonable certainty the amount or timing of non-GAAP adjustments used to calculate these Non-GAAP financial measures. OppFi believes that any such forecast would result in a broad range of projected values that would not be meaningful to investors.

3 Receivables defined as unpaid principal of both on- and off-balance sheet loans

Fair Value Pro Forma Income Statements

($ in 000s) Unaudited	Q1-21	Q1-20 PF	Variance (%)
Adjusted Revenue[1]	$84,257	$88,970	(5.3%)
Change in FV	22,396	34,068	(34.3%)
Net Revenue	$61,861	$54,902	12.7%
Expenses:
Sales and Marketing	7,936	10,635	(25.4%)
Customer Operations	9,609	9,918	(3.1%)
Technology, Products, and Analytics	5,827	4,443	31.2%
General, Administrative, and Other	9,497	6,587	44.2%
Total Expenses before Interest Expense	32,869	31,583	4.0%
Interest Expense[a]	4,608	6,546	(29.6%)
EBT [b]	$24,384	$16,773	45.4%

a)	Includes debt amortization costs
b)	Represents Net Income as OppFi does not have tax provision under its pass-through structure as a limited liability company.

Condensed Balance Sheets

($ in 000s) Unaudited	3/31/21	12/31/20
Assets
Cash and restricted cash	$95,965	$45,657
Finance Receivables at Fair Value	269,782	-
Finance Receivables at Amortized Cost, Net	85	222,243
Other Assets	19,335	17,943
Total Assets	$385,167	$285,843

Liabilities and Members’ Equity
Current Liabilities	$22,340	$28,406
Total Debt	168,712	158,105
Total Liabilities	$191,052	$186,511
Total Equity	194,115	99,332
Total Liabilities and Equity	$385,167	$285,843

Total cash increased by $50.3 million for the quarter ended March 31, 2021, driven by free cash flow from operations as well as the increased borrowings under the Company’s refinanced corporate credit facility. Total equity increased by $94.8 million driven by net income in the quarter as well as the shift to fair value accounting.

About OppFi

OppFi is a leading financial technology platform that powers banks to help the everyday consumer gain access to credit. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. OppFi has facilitated the issuance of more than 1.5 million loans. The company has been ranked as an Inc. 5000 company for five straight years and was named the eighth fastest-growing Chicagoland company in 2020 by Crain’s Chicago Business. The company was also named on Forbes America 2021 list of America’s Best Startup Employers and Built In’s 2021 Best Places to Work in Chicago. The company maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.8/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit www.oppfi.com.

About FGNA

FG New America Acquisition Corp., (NYSE: FGNA), is a NYSE-listed blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.fgnewamerica.com.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi’s expectations for its full year 2021 revenue, Adjusted EBITDA and Adjusted Net Income, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability, OppFi's new products and their performance and OppFi’s beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are unaudited and do not conform to GAAP, including Adjusted Revenue, Adjusted Net Income and Adjusted EBITDA. Adjusted Revenue is defined as Total Revenue adjusted to include amortization of loan origination costs. Adjusted Net Income is defined as current earnings before tax for audited annual financials and unaudited for quarterly financials, pro forma for fair value accounting for finance receivables adoption, plus (1) recruiting fees, severance and relocation, (2) amortization of debt transaction costs and (3) other addbacks and one-time expenses assuming the closing of the proposed business combination with FGNA, including one-time implementation fees, stock compensation expenses, IPO readiness costs and management fees; and assumes a tax rate of 25%. Adjusted EBITDA is defined as Adjusted Net Income, pro forma for fair value accounting for finance receivables adoption, plus (1) taxes at an assumed 25% tax rate for change in tax status upon completion of the business combination, (2) depreciation and amortization, (3) interest expense and (4) business (non-income) taxes. The pro forma fair value accounting adjustments are due to OppFi's transition from an incurred credit loss application to a fair value application acceptable under US GAAP. Historically, under the incurred credit loss application, OppFi has reserved for life losses due to the short duration of receivables. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP.  A reconciliation for the Company's non-GAAP financial measures to the most directly comparable GAAP financial measures is in the table below.

The Non-GAAP financial measures of Adjusted EBITDA and Adjusted Net Income for the full year 2021 are provided in this press release only on a non-GAAP basis because a reconciliation to the most comparable GAAP financial measures, Net Revenue and GAAP Net Income, is not available without unreasonable effort. OppFi believes that such items and, accordingly, the other items of the reconciliation, would require an unreasonable effort to predict with reasonable certainty the amount or timing of non-GAAP adjustments used to calculate these Non-GAAP financial measures. OppFi believes that any such forecast would result in a broad range of projected values that would not be meaningful to investors.

Reconciliation of Non-GAAP Financial Measures

($ in 000s) Unaudited	Q1-21	Q1-20	Variance (%)
EBT[a]	$24,384	$16,897	44.3%
FV Adjustments	---	(123)	--
Debt Amortization	521	520	0.2%
Other Addback and One-Time Expenses	769	56	1,273.2%
Adjusted EBT	$25,674	$17,348	48.0%
Less: Pro Forma Taxes[b]	(6,418)	(4,337)	48.0%
Adjusted Net Income	$19,256	$13,011	48.0%
Pro Forma Taxes[b]	6,418	4,337	48.0%
Depreciation and Amortization	2,165	1,397	55.0%
Interest Expense	4,087	6,027	(32.2%)
Business (Non-income) Taxes	435	173	151.4%
Adjusted EBITDA	$32,361	$24,945	32.1%

(a)	Represents Net Income as OppFi does not have tax provision under its pass-through structure as a limited liability company.
(b)	Assumes a tax rate of 25% reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with publicly traded companies.

($ in 000s) Unaudited	Q1-21	Q1-20	Variance (%)
Total Revenue	$84,257	$74,654	12.9%
Amortization of Loan Origination Costs	--	14,316	--
Adjusted Revenue	$84,257	$88,970	(5.3%)

	Q1 2020
($ in 000s) Unaudited	As Reported	FV Adjustment	FV Pro Forma
Total Revenue	$74,654	$14,316	$88,970
Total Provision	32,000	(32,000)	--
FV Adjustment	--	34,068	34,068
Net Revenue	$42,654	$12,248	$54,902
Expenses:
Sales and Marketing	4,120	6,515	10,635
Customer Operations	4,061	5,857	9,918
Technology, Products, and Analytics	4,443	--	4,443
General, Administrative, and Other	6,587	--	6,587
Total Expenses before Interest Expense	19,211	12,372	31,583
Interest Expense[a]	6,546	--	6,546
EBT [b]	$16,897	$(123)	$16,773

a)	Includes debt amortization costs
b)	Represents Net Income as OppFi does not have tax provision under its pass-through structure as a limited liability company.

Important Information and Where to Find It

In connection with the proposed business combination, FGNA filed a preliminary proxy statement and will file a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials contain important information about OppFi, FGNA and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the preliminary proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

Non-Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:
OppFi
Investor Relations: Investors@oppfi.com
Media Relations: media@oppfi.com

FGNA
Investor Relations: info@fgnewamerica.com
Media Relations: media@fgnewamerica.com

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In connection with the previously announced business combination between OppFi and FGNA, FGNA and OppFi plan to use an updated investor presentation, a copy of which is being filed herewith as soliciting material.

Investor Presentation, dated May 2021

Investor Presentation May 2021 A Leading FinTech Platform for the Everyday Consumer

1 Disclaimer This presentation (the “Presentation”) is for information purposes only . This Presentation has been prepared to assist parties in making their own evaluation with respect to a proposed transaction (the “Transaction”) as contemplated by a definitive business combination agreement between FG New America Acquisition Corp . (“FGNA”) and Opportunity Financial, LLC (the “Company”) and for no other purpose . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, neither FGNA nor the Company makes any representation or warranty with respect to the accuracy of such information . Trademarks and trade names referred to in this Presentation are the property of their respective owners . This Presentation does not constitute an offer to sell or the solicitation of an offer to purchase any securities of FGNA, the Company, or any other person . The information contained herein does not purport to be all - inclusive . This Presentation does not constitute investment, tax, or legal advice . No representation or warranty, express or implied, is or will be given by FGNA or the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of the possible Transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material . FGNA and the Company disclaim any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein . Forward - Looking Statements This Presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”), and Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements regarding FGNA and the Company and the potential Transaction between FGNA and the Company and their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements are based on FGNA’s and the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events . We caution you that these forward - looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond FGNA’s and the Company’s control, that could cause the actual results to differ materially from the expected results if and when FGNA and the Company enter into a definitive agreement for a potential Transaction . Factors that may cause such differences include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”) ; (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein ; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions ; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close ; (5) the impact of COVID - 19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination ; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination ; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination ; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees ; (9) costs related to the proposed business combination ; (10) changes in applicable laws or regulations ; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors ; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in FGNA’s other filings with the United States Securities and Exchange Commission . The foregoing list of factors is not exclusive . You should not place undue reliance upon any forward - looking statements, which speak only as of the date made . FGNA and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . Non - GAAP Financial Measures Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any information or proxy statement, or prospectus or registration statement to be filed by FGNA with the SEC . Some of the financial information and data contained in this Presentation, such as Adjusted Net Income and CAGR and Margin thereof, and Adjusted EBITDA, Adjusted EBT and CAGR and Margin thereof, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . These non - GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP . FGNA and the Company believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations . The Company’s management uses these non - GAAP measures for trend analyses and for budgeting and planning purposes . FGNA and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . You should review the Company’s audited financial statements, which will be included in any information or proxy statement, or prospectus or registration statement to be filed by FGNA with the SEC . A reconciliation for the Company’s 2017 through 2020 and Q 1 2019 through Q 1 2021 non - GAAP financial measures to the most directly comparable GAAP financial measures is located in the Appendix pages 29 - 33 . A reconciliation of the 2021 P through 2023 P non - GAAP financial measures to the most directly comparable GAAP financial measures is not included in this Presentation, because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these Non - GAAP financial measures . Projected Financial Information This Presentation contains financial forecasts, including with respect to the Company’s estimated and projected revenue, revenue growth, Adjusted Net Income, Adjusted EBT, Adjusted EBITDA, and CAGR and margins with respect to Adjusted Net Income and Adjusted EBITDA . Neither the Company’s certified public accountant (“CPA”) nor the independent registered public accounting firm of FGNA or the Company, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . Any estimates, forecasts or projections set forth in the Presentation have been prepared by FGNA and the Company in good faith on a basis believed to be reasonable . Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind . As such, no representation can be made as to the attainability of such estimates, forecasts and projections . The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP . The estimates, forecasts and projections included in this Presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward - Looking Statements . ” The recipient therefore should not rely on the estimates, forecasts or projections contained in the Presentation . No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction . This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act . Website This Presentation contains reproductions and references to the Company’s website and mobile content . The contents of the website and mobile content are not incorporated into this Presentation . Any references to URLs for the websites are intended to be inactive textual references only .

2 2 Presenters Jared Kaplan OppFi, CEO Shiven Shah OppFi, CFO 7 - Time Executive

3 OppFi’s Vision The Digital Financial Services Destination for the Everyday Consumer 3

4 4 OppFi’s Mission Facilitate credit access Enable savings Build wealth Empower Everyday Consumers to Rebuild Financial Health

5 Most Americans Lack Savings and Credit Access 1. Hamdani , Kausar , et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 2. Bureau of Labor Statistics – U.S. Full - and Part - Time Workers; Friedman, Zack. "78% Of Workers Live Paycheck To Paycheck.“ Forbe s.com, January 11, 2019 3. Elkins, Kathleen. “Here’s how much money Americans have in their savings accounts.” CNBC.com, Sept 13, 2017 60 million lack access to traditional credit 1 115 million live paycheck to paycheck 2 150 million have less than $1,000 in savings 3

6 OppFi customers can use proceeds for any unexpected expense We Help Everyday Consumers Solve Everyday Problems Our typical customer: • Thick File • Median Income • Employed • Bank Account • >30 Years Old • Educated • No Savings Medical Education Family Car Trouble Housing

7 7 Consumers x 5 minute application process x Instant access to fair, transparent credit x Opportunity to build financial health x Best - in - class mobile acquisition x Alternative data, AI powered underwriting algorithms x Industry - leading, tech enabled customer service Banks Value to Bank Partners Value to Customers OppFi Powers Banks to Unlock Credit Access for the Everyday Consumer Best - In - Class Financial Technology Platform

We Leverage Billions of Data Points to Make Credit Scores Obsolete

OppFi's proprietary algorithms powered by AI better predict ability and willingness to repay

~7 Billion
Data Points



AI-Powered Proprietary Scoring Algorithm

10+ Million
Applications

1.5+ Million
Loans

14+ Million
Repayments

~500
Attributes per Repayment

8

OppFi

The Digital Financial Services Destination for the Everyday Consumer

Our platform leverages proprietary technology to best serve the Everyday Consumer



OppFi

- ✓ Digitally enabled lending platform
- ✓ Best-in-class customer experience
- ✓ Real-time data analytics powered by AI
- ✓ ~75% of decisions are automated
- ✓ Diverse marketing strategy
- ✓ Experienced FinTech Management

ORIGINAL INSTALLMENT PRODUCT	LAUNCHED DECEMBER 2020	PLANNED LAUNCH IN H2 2021
Credit Access Loan	Payroll Deduction Lending	Credit Cards
OppLoans by OppFi	SalaryTap by OppFi	OppFiCard by OppFi

POTENTIAL FUTURE OPPFI PRODUCTS AND CURRENT MARKET PARTICIPANTS

Near Prime Lending	Point of Sale Lending	Mortgage
Upstart	affirm Katapult	loanDepot ROCKET guaranteed Rate
Auto Lending	**Mobile Banking & Debit**	**Investment Platform**
OpenLending	chime	robinhood

9

OppFi

Vast, Underserved Market Opportunity


~150 million U.S. Adults with Less Than $1,000 in Savings[1]
OppFi Card
by OppFi
OppLoans
by OppFi
SalaryTap
by OppFi
~$21bn[2]
Nonprime Credit Cards
~$27bn[3]
Installment Loans
~$32bn[4]
Payroll Deduction Lending
Implies Current Penetration of <1%
Represents recent and planned product expansions in adjacent markets

1. Elkins, Kathleen. "Here's how much money Americans have in their savings accounts." CNBC.com, Sept 13, 2017
2. US Census Bureau and Experian – Based on adult population of US (~255mm) as of July 1, 2019 multiplied by population within 580-669 credit band (~18%) multiplied by ~30% approval rate of target population (~46mm) qualified to receive credit card with $1,500 credit limit
3. Hamdani, Kausar, et al. "UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints." NewYorkFed.org, 2019 – Based on qualified portion (~30%) of target population (~60mm) receiving $1,500 installment loan issued principal
4. DailyPay, US Bureau of Labor Statistics and US Census Bureau – Based on adult population of US (~255mm) multiplied by employment rate as of February 2021 (~58%) multiplied by the percentage of employed Americans relying on employer-offered financial assistance programs (~36%); assumes ~30% of this target population (~53mm) qualified to receive $2,000 in payroll deduction lending

10

OppFi

Key Company Highlights

Consistent Growth

100%+ 5 year Revenue CAGR[1]

GAAP Profitability since 2015

Projected Adj. Net Income of ~$66mm in 2021 and ~$88mm in 2022[2]

Significant Scale

Facilitated $2.3+ billion in issuance covering 1.5+ million loans

Robust Customer Demand

More than 2.5 million applications annually, of which 80% are mobile generated

Leading Proprietary Credit & Technology Platform

Real-time AI drives automation for ~75% of decisions

Exceptional Customer Satisfaction

Net Promoter Score of 85; 10,000+ online customer reviews with 4.9 / 5.0 average rating

1. 2015 – 2020
2. Adj. Net Income represents Adj. EBT tax-affected at 25% assumed tax rate. Pro forma for conversion for fair market value accounting. Includes anticipated recurring public company costs. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre-COVID demand by the beginning of Q3 2021

11

OppFi

12 Platform with Proven Ability to Scale Profitably Revenue 1,2 Adj. EBITDA 1,3 Adj. Net Income 1,4 Note: Reconciliation of non - GAAP to GAAP financials for 2017 through 2020 located in Appendix pages 29 - 31 1. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre - COVID demand by the beginning of Q3 2021 2. Revenue pro forma for fair market value accounting. The Company is transitioning from an expected credit loss application to a f air market value application acceptable under US GAAP 3. Adj. EBITDA pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs 4. Adj. Net Income represents Adj. EBT tax - affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs ($ in millions) Margin 31% 3 9% 36% 31% 32% 28% 29% Margin 16% 21% 20% 17% 16% 13% 15% 52% ’17A - ’23P Revenue CAGR 50% ’17A - ’23P Adj. EBITDA CAGR 50% ’17A - ’23P Adj. Net Income CAGR $22 $52 $97 $99 $132 $182 $254 - $50 $100 $150 $200 $250 $300 '17A '18A '19A '20A '21P '22P '23P $70 $134 $268 $323 $418 $656 $875 - $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 '17A '18A '19A '20A '21P '22P '23P

1Q21 Results

($ in 000s)	Unaudited Quarter End March 31, 2021	2020
Net Income	$24,384	$16,897
Adj. Revenue[1]	84,257	88,970
Adj. EBITDA[1]	32,361	24,945
Adj. Net Income[2]	19,256	13,011
Key Metrics		
Net Originations	$99,809	$124,146
Adj. EBITDA Margin	38%	28%
Adj. Net Income Margin	23%	15%
Net Charge-Offs as % of Average Receivables	31%	46%
Automatic Approval Rate	41%	19%
Total Cash	$95,965	$45,657

Key Highlights

- Net Income increased 44% to $24.4 million for first quarter of 2021 vs. 2020
- Adjusted Revenue nearly equal to previous year despite negative impact of government stimulus
  - Net Originations up 32% for the first quarter of 2021 vs. 2019
  - April 2021 net originations more than doubled year-over-year and increased 23% month over month, with higher sequential growth expected in May
- Year over year cash growth driven by cash flow from operations; funding capacity over $500 million as of March 31, 2021[3]
- Automatic approval rate increased quarter over quarter to 41% from 26% from enhancements to auto-decisioning artificial Intelligence

Note: Reconciliation of non-GAAP to GAAP financials for Q1 2019 through Q1 2021 located in Appendix pages 32-33
1. Adj. Revenue and Adj. EBITDA presented pro forma for fair value accounting. 2021P include anticipated recurring public company costs
2. Adj. Net Income represents Adj. EBT tax-affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P include anticipated recurring public company costs
3. Includes total financing commitments and cash on balance sheet

13

OppFi

14 Appendix

15 Coupled with short duration of product, this customer shows more resiliency than higher credit score segments in economic dislocations Non - Prime Customer More Consistent Following Economic Disruption Source: Federal Reserve Bank of New York Consumer Credit Panel, Equifax, “Personal Loan Performance During Times of Stress” b y T ransUnion 2016 Note: VantageScore 3.0 Risk Ranges: Prime = 661 - 720; Near Prime = 601 - 660; Subprime = 300 - 600 1. Represents Auto Market Collapse / Financial Crisis % Change in Delinquency from Before to During Time of Economic Stress 106% 220% 126% 48% 92% 85% (12%) 31% Dot Com Bubble (2001-2002) Post-Katrina (2005) Detroit (2007-2009) Prime Near Prime Subprime (27%) 1

16 Pre - COVID (Avg. 2019) FY2020 Delinquency 1 12.4% 10.8% Active communication with customers and willingness to skip payments when requested Charge - Offs 3 33% 28% Stimulus + reduced spending + customer loyalty We demonstrated our ability to withstand the most challenging economic conditions Resilient Credit Performance during COVID - 19 3.5% 3.2% Avoided hardest hit industries with job loss First Payment Defaults 2 1. Average of quarterly delinquency data 2. Average of monthly FPD data (new and refi) 3. Net Charge - offs as a % of gross revenue

17 FG New America

FG New America Acquisition Corp

FG New America Team



Joe Moglia, Chairman

- Retired Chairman and CEO of TD Ameritrade and former executive at Merrill Lynch
- Grew TD Ameritrade from $700 million market cap to $20 billion+ market cap and sold to Charles Schwab
- Chair of Athletics and Former Head Football Coach at Coastal Carolina University
- Co-Founder of Fundamental Global (FG)



Larry Swets, CEO

- Founded Itasca Financial and sold to Kingsway Financial Services, where he became CEO
- SPAC Merchant Banker with public company executive and board experience including GreenFirst Forest Products, FG Financial Group and Limbach Holdings



Kyle Cerminara, President

- Co-Founder and CEO of Fundamental Global (FG)
- Former Buyside at T. Rowe Price, Point72 and Highside
- *Institutional Investor Magazine* Best of Buyside for Financial Sector (2006)

18

OppFi

FGNA Investment Thesis

1 Strong Management; #1 Priority

2 Our Philosophy: Long-Term Partnership

3 Not All SPAC Targets Are Created Equal

477 SPAC IPOs since 1/1/2020 > **70** Announced Combinations since 1/1/2021 > **8** Targets Projecting GAAP Profitability in 2021 > **3** Historically Profitable 2018 – '20 Targets[1] > **OppFi** Only Profitable Target with 50%+ '18 – '20 Revenue CAGR

4 Operating Success

- 100%+ '15A – '20A Revenue CAGR
- 52% '17A – '23P Estimated Revenue CAGR
- 2021P Financial Highlights:
  - Revenue of $418mm (+29% YoY Growth)
  - Adjusted Net Income of $66mm (+24% YoY Growth)[2]

5 Valuation[2,3]

- Implied 2022P Multiples (NOT 2026)
  - 5.0x TEV / Adjusted EBITDA
  - 9.1x P / E
  - 1.4x TEV / Revenue

Source: Company Filings, SPACinsider and Dealogic; Market as of 3/7/2021
Note: Reconciliation of non-GAAP to GAAP financials for 2017 through 2020 located in Appendix pages 29-31; 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre-COVID demand by the beginning of Q3 2021

1. Defined as having positive GAAP net income for fiscal years ended 2018 through 2020
2. Adj. Net Income represents Adj. EBT tax-affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs; Adj. EBITDA pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs
3. Excludes any impact of working capital adjustments at close as well as impact of ~5.6 million Sponsor warrants struck at $11.50 and $15.00, ~11.9 million Public Warrants struck at $11.50 and 25.5 million seller earnout shares released at share price hurdles of $12.00, $13.00 and $14.00

19

OppFi

FGNA Investment Thesis (cont'd)

6 Balance Sheet

- $96mm Cash (as of 3/31/2021)
- $550mm Total Liquidity (as of 3/31/2021)

7 Market Opportunity

- 150 million have less than $1,000 in savings[1]
- 115 million live paycheck to paycheck[2]
- 60 million lack access to traditional credit[3]

8 AI-Powered FinTech Platform

- OppLoans Transition to OppFi: A multi-product platform

9 Risks and Mitigants

- **CREDIT**
  - Growing rapidly while loss curves have remained stable
  - Short duration loans quickly prove customer creditworthiness
  - Non-prime consumers are resilient through cycles
  - Reasonable covenants on credit facilities
- **SINGLE-PRODUCT CONCENTRATION**
  - $80 billion TAM in Installment Loans, Salary Tap, Credit Cards
  - 2022 Near Prime Expansion
- **REGULATORY**
  - How else would a business / bank prudently and fairly provide credit access to 20 mm families?
  - Federal Reserve study confirms small dollar loans require higher APR to breakeven[4]
    - $594 loan requires 104% APR to breakeven
    - $2,530 loan requires 36% to breakeven
  - "Turn Up" helps customers find best rates, beginning with 3rd parties
  - Products are fair and transparent
  - When a customer can't pay, repayment plan gets modified
  - Borrowers incredibly satisfied, NPS of 85 and A+ from BBB

Source: Company Filings, CNBC, Forbes, Federal Reserve

1. Elkins, Kathleen. "Here's how much money Americans have in their savings accounts." CNBC.com, Sept 13, 2017
2. Bureau of Labor Statistics – U.S. Full- and Part-Time Workers; Friedman, Zack. "78% Of Workers Live Paycheck To Paycheck." Forbes.com, January 11, 2019
3. Hamdani, Kausar, et al. "UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints." NewYorkFed.org, 2019
4. Chen, Lisa and Elliehausen , Gregory. "The Cost Structure of Consumer Finance Companies and Its Implications for Interest Rates: Evidence from the Federal Reserve Board's 2015 Survey of Finance Companies." FederalReserve.gov, Aug 12, 2020

20

OppFi

21 Not Just About the Numbers x Mission - driven organizations • TD Ameritrade : To bring financial literacy to every family in America • OppFi : To bring financial inclusion to the Everyday Consumer x Ameritrade and OppFi Comparison • Ameritrade in 2001 : • Consistently losing money • $700M market cap, $24B client assets • Intense focus on core competencies turned company around • OppFi already does this • TD Ameritrade in 2020 : • Schwab Deal: $26B market cap + $14B synergies + $1.5T client assets • OppFi vs TD Ameritrade TD Ameritrade & OppFi Personal x OppFi enhances the quality of life of the families who are shut out of the traditional financial system

22 The OppFi Advantage A platform that puts you in control

23 43.4% 23.9% 18.4% 15.9% 56.6% 76.1% 81.6% 84.1% -10.0% 10.0% 30.0% 50.0% 70.0% 90.0% 110.0% 2017 2018 2019 2020 Direct Mail Non-Direct Mail Scalable, Diversified, Next Generation Marketing Platform 1. Represents Search Engine Optimization, Email Marketing, Customer Referrals, Strategic Partnerships and Other 2. Represents marketing cost per funded loan for new and refinance loans 3. Represents marketing cost per funded loan for new loans Marketing Partners powered by OppFi’s proprietary API – “Leads Decision Engine” …plus 50+ others Highly transferable marketing technology stack will drive new product growth Decreasing Total Cost Per Funded Loan Over Time 2 Diverse Marketing Strategy • Substantial shift away from Direct Mail towards lower cost Non - Direct Mail 1 3 104,493 281,256 518,111 509,833 56,045 121,992 212,593 149,262 $103 $79 $71 $62 $192 $177 $183 $211 ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 (100,000) 100,000 300,000 500,000 700,000 900,000 1,100,000 1,300,000 1,500,000 2017 2018 2019 2020 Total Funded Loans New Funded Loans Average Total Loan mCPF Average New Loan mCPF

24 - 4.0% 8.0% 12.0% 16.0% 20.0% - 10 20 30 40 50 Week 2017 2018 2019 2020 Proprietary AI Powered, Credit Decisioning Algorithms… Our proprietary algorithms look beyond credit score to instantly identify borrowers who have the ability and willingness to repay …Result in Stable Write - offs by Cohort… 1 Decisions Powered By… Consumer Behavior Bank Data Alternative Bureau Data …Despite More Approvals 2 1. Q3 vintages since 2017 2. OppFi analysis of UW4 Score (internal underwriting model) versus Vantage 4 Score 29% more loans approved than by traditional credit scores Half of OppFi’s loans are awarded to customers with less than 550 FICO Income Data Employment Data Marketing Source

…Powered by Modern and Leverageable Technology Stack



OppFi
Hi! I'm Anderson.
Before we get your application started,
here's what you should have ready.
Personal Information
Income Particulars
Banking Details
START

$18 Million

2020 Technology Spend[1]

~45%

Percentage of corporate employees in technology, product, credit or analytics

- 100% Cloud Platform
- AI Powered Conversion, Approvals & Servicing
- Leads Decision Engine
- Next Best Action Workflow Optimization
- Machine Learning
- Continuous A/B Testing
- Bank Verification
- Real-time Data & Analytics
- Income Verification
- Microservice Infrastructure
- snowflake Modern Data Warehouse

1. Technology spend represents cash expense of full time employees and vendor spend

25

OppFi

26 Driving Operational Leverage via Automation and Productivity Tools Increasing Automated Approvals Increasing Application Conversion Continued increases in operational leverage positions OppFi well for post - COVID demand 0% 7% 18% 26% 41% Dec-17 Dec-18 Dec-19 Dec-20 Mar-21 Auto Approval Rate (AAR) 9% 16% 17% 23% 26% Dec-17 Dec-18 Dec-19 Dec-20 Mar-21 Total Funded Loans / Applications

27 Financial Performance

28 Credit Card Salary Tap Installment Loans Growth Strategy and Drivers • Assumed return to pre - COVID demand • Improved conversion rate optimization of acquisition funnel • Operational leverage driven by technology gains in automation and productivity • Stable credit • Employer adoption of financial wellness • Maturation of instant payroll verification and allotment tools • Extension of customer loyalty to graduation product • Potential disruption of large market where current players lack in mobile acquisition and user experience, offer low limit products with high fees as % of principal, and provide poor customer service ($ in millions) 34% ’18A - ’23P CAGR 195% ’21P - ‘23P Growth 102% ’21P - ‘23P Growth Potential for Continued Growth in Receivables 1. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre - COVID demand by the beginning of Q3 2021 1 $164 $282 $276 $510 $800 $1,145 0 200 400 600 800 1000 1200 2018A 2019A 2020A 2021P 2022P 2023P

29 OppFi Current Audited Financials EBT to Fair Market Value EBT Reconciliation ($ in millions) 2017A 2018A 2019A 2020A Current Audited Financials EBT 1 $2.6 $9.7 $33.0 $77.5 Loan Loss Reserve Adjustment 6.8 18.7 26.0 1.1 Capitalization Adjustment (1.2) (6.5) (8.3) 4.9 Increase / (Decrease) in FMV 4.7 13.9 17.7 (16.9) Pro Forma Fair Market Value EBT 2 $12.9 $35.8 $68.4 $66.7 Taxes 3 (3.2) (8.9) (17.1) (16.7) Pro Forma Fair Market Value Net Income $9.6 $26.8 $51.3 $50.0 Note: Excludes transaction expenses 1. Represents Net Income as reported in audited financial statements, as the Company does not have tax liability under current L LC pass - through structure 2. The Company is transitioning from an expected credit loss application to a fair market value application acceptable under US GAA P. Historically under the expected credit loss application, the Company has reserved for life losses due to the short duration of receivables 3. Assumes tax rate of 25%

30 OppFi Current Audited Financials EBT to Adjusted EBT Reconciliation ($ in millions) 2017A 2018A 2019A 2020A Current Audited Financials EBT 1 $2.6 $9.7 $33.0 $77.5 Recruiting Fees, Severance & Relocation 0.2 0.4 0.3 0.2 Amortization of Debt Transaction Costs 0.5 0.5 1.8 1.9 Other Addback and One - Time Expenses 2 1.1 0.5 0.5 2.4 Current Financials Adj. EBT $4.4 $11.2 $35.6 $82.0 Taxes 3 (1.1) (2.8) (8.9) (20.5) Current Financials Adj. Net Income $3.3 $8.4 $26.7 $61.5 Note: Excludes transaction expenses 1. Represents Net Income as reported in audited financial statements, as the Company does not have tax liability under current L LC pass - through structure 2. Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees 3. Assumes tax rate of 25%

31 OppFi Fair Market Value EBT to Fair Market Value Adj. EBT and EBITDA Reconciliation ($ in millions) 2017A 2018A 2019A 2020A Pro Forma Fair Market Value EBT $12.9 $35.8 $68.4 $66.7 Recruiting Fees, Severance & Relocation 0.2 0.4 0.3 0.2 Amortization of Debt Transaction Costs 0.5 0.5 1.8 1.9 Other Addback and One - Time Expenses 1 1.1 0.5 0.5 2.4 Pro Forma Fair Market Value Adj. EBT $14.7 $37.2 $71.0 $71.2 Taxes 2 (3.7) (9.3) (17.8) (17.8) Pro Forma Fair Market Value Adj. Net Income $11.0 $27.9 $53.3 $53.4 Taxes 2 3.7 9.3 17.8 17.8 Depreciation and Amortization 0.9 2.4 4.3 6.7 Interest Expense 6.2 12.0 20.7 19.3 Business (Non - income) Taxes -- 0.3 1.1 1.5 Pro Forma Fair Market Value Adj. EBITDA $21.8 $51.9 $97.0 $98.7 Note: Excludes transaction expenses 1. Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees 2. Assumes tax rate of 25%

32 OppFi Quarterly EBT to Adj. EBT and Adj. EBITDA Reconciliation Unaudited Quarter End March 31, ($ in thousands) 2021 2020 Variance (%) EBT 1 $24,384 $16,897 44.3% Fair Value Adjustment -- (123) -- Debt Amortization 521 520 0.2% Other Addback and One - Time Expenses 2 769 56 1,273.2% Adjusted EBT $25,674 $17,348 48.0% Less: Pro Forma Taxes 3 (6,418) (4,337) 48.0% Adjusted Net Income $19,256 $13,011 48.0% Pro Forma Taxes 3 6,418 4,337 48.0% Depreciation and Amortization 2,165 1,397 55.0% Interest Expense 4,087 6,027 (32.2%) Business (Non - income) Taxes 435 173 151.4% Adjusted EBITDA $32,361 $24,945 32.1% Note: Excludes transaction expenses 1. Represents Net Income as OppFi does not have tax provision under its pass - through structure as a limited liability company 2. Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees 3. Assumes a tax rate of 25% reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income tax es, in order to allow for a comparison with publicly traded companies

33 OppFi Quarterly Revenue to Adj. Revenue Reconciliation Unaudited Quarter End March 31, ($ in thousands) 2021 2020 Variance (%) Total Revenue $84,257 $74,654 12.9% Amortization of Loan Origination Costs -- 14,316 -- Adjusted Revenue $84,257 $88,970 (5.3%)

34 Benchmarking & Valuation

Upstart, Katapult and Affirm: Business Comparison

	OppFi	Upstart	Katapult	affirm
Consumer Finance Originator	✓	✓	✓	✓
Proprietary AI for Credit Decisioning	✓	✓	✓	✓
Highly Automated Decisioning	✓	✓	✓	✓
Utilizes Bank Partnership Model	✓	✓	✓	✓
Diverse Marketing Strategy	✓			✓
Multiple Years of GAAP Profitability	✓			
Core Delivery Model	Bank Sponsored Origination	Bank Sponsored Origination	E-Commerce Lease to Own	E-Commerce Lease to Own
Core Customer Demographic	Non-prime	Near Prime	Non-prime	Prime
Net Promoter Score	85	79[1]	47	78
Capital Markets Execution	Hybrid	Third Party Institutional Sales[2]	Warehouse	Hybrid

Source: Company Filings, Wall Street Research
1. NPS of bank partners' lending programs
2. Company retains ~3-4% of its originated receivables on balance sheet

35

OppFi

36 2020A Revenue $323 million $233 million $250 million $670 million 2020A Adj. EBITDA Margin 31% 13% 16% Negative EBITDA 3 ’18A – ’20A Revenue CAGR 55% 53% 141% 86% 4 Product 11 months, $1,500 3 to 5 years, $1,000 to $50,000 10 to 18 months, $100 to $3,500 6 weeks to 48 months, up to $17,500 Market Cap ~$800 million ~$8 billion ~$1.1 billion ~$17 billion 2021P TEV / EBITDA 6.9x >50x 15.6x Negative EBITDA 2022P TEV / EBITDA 5.0x >50x 7.2x Negative EBITDA 2021P P / E 12.2x >50x 22.9x Negative Net Income 2022P P / E 9.1x >50x 11.4x Negative Net Income Upstart, Katapult and Affirm: Financial Comparison Source: Company Filings, Wall Street Research. Market data as of 5/11/21 Note: Enterprise Value includes corporate and operational debt and excludes debt and cash attributable to VIEs. Projections r epr esent mean Thomson consensus estimates. 1. Adj. EBITDA and Adj. Net Income pro forma for fair market value accounting and include anticipated recurring public company c ost s. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre - COVID dema nd by the beginning of Q3 2021; Market Cap excludes any impact of working capital adjustments at close as well as impact of ~5.6 million Sponsor war ran ts struck at $11.50 and $15.00, ~11.9 million Public Warrants struck at $11.50 and 25.5 million seller earnout shares released at share price hurdles of $12.00, $13.00 and $14.00. 2. Equity value based on FSRV closing share price multiplied by pro forma fully - diluted shares outstanding of 96.2mm. Based on comp any investor presentation dated 12/18/20 3. Based on Adj. Operating Loss 4. Represents revenue CAGR from fiscal year ending June 30, 2019 through last twelve months ending December 31, 2020 1 2

Important Information About the Business Combination and Where to Find It: In connection with the proposed business combination, the Company filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.